CUSIP NO. 412552-10-1             13D                        Page 21 of 29 Pages




                                                                       EXHIBIT B

                               NAR GROUP LIMITED


                                   Position
       Name                      with Company              Occupation                      Principal Address
       ----                      ------------              ----------                      -----------------
   Yves-Andre Istel              Director              Vice Chairman                       1251 Avenue of the Americas,
                                                       Rothschild, Inc.                    51st Floor
                                                                                           New York, NY 10020

   Jeffrey Laikind               Director              Managing Director                   9 West 57th Street
                                                       Prudential-Bache Investment         New York, NY  10019
                                                       Management

   Eloy Michotte                 Director              Business Executive, Richemont       15 Hill Street
                                                       International, Ltd.                 London W1X 7FB
                                                                                           England

   Alan G. Quasha                Director              Business Executive, Quadrant        127 East 73rd Street
                                                       Management, Inc.                    New York, NY  10021

   Howard M.S. Tanner            Director              Business Executive, Richemont       15 Hill Street
                                                       International, Ltd.                 London W1X 7FB
                                                                                           England

   Johann P. Rupert              Director              Business Executive, Rupert          Rupert International
                                                       International                         (Pty) Ltd
                                                       (Pty) Ltd                           Alexander Street 34
                                                                                           Stellenbosch 7600
                                                                                           Republic of South
                                                                                           Africa

CUSIP NO. 412552-10-1             13D                        Page 22 of 29 Pages




                                                                       EXHIBIT B

                INTERCONTINENTAL MINING & RESOURCES INCORPORATED



                                   Position
       Name                      with Company              Occupation                      Principal Address
       ----                      ------------              ----------                      -----------------
   DGW Management Ltd.           Director              Management Company                  P.O. Box 438
                                                                                           Road Town, Tortola
                                                                                           British Virgin Islands

   Integro Trust BVI             Secretary             Corporate Director                  P.O. Box 438
   Limited                                                                                 Road Town, Tortola
                                                                                           British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 23 of 29 Pages





                                                                       EXHIBIT B

                             QUADRANT CAPITAL CORP.



                                 Position
       Name                    with Company               Occupation                    Principal Address
       ----                    ------------               ----------                    -----------------
   Alan G. Quasha              President              Business Executive                127 East 73rd Street
                                                      Quadrant Management, Inc.         New York, NY  10021

   John R. Schoemer            Vice President and     Business Executive                127 East 73rd Street
                               Treasurer              Quadrant Management, Inc.         New York, NY 10021

   Thomas A. Huser             Secretary              General Counsel                   127 East 73rd Street
                                                      Quadrant Management, Inc.         New York, NY 10021

CUSIP NO. 412552-10-1             13D                        Page 24 of 29 Pages




                                                                       EXHIBIT B

                            RICHEMONT GROUP LIMITED



                                 Position
       Name                    with Company               Occupation                    Principal Address
       ----                    ------------               ----------                    -----------------
   Kurt Nauer                  Director               Business Executive,               Rigistrasse 2
                                                      Compagnie Financiere              6300 Zug, Switzerland
                                                      Richemont AG

   Dr. Max Ehrbar              Director               Attorney                          Kreuzstrasse 26
                                                                                        8008 Zurich Switzerland

   Rene Gerber                 Director               Business Executive,               Kreuzstrasse 26
                                                      Edesa Management AG               8008 Zurich Switzerland

   Eloy Michotte               Director               Business Executive,               15 Hill Street
                                                      Richemont International Ltd.      London W1X 7FB
                                                                                        England

   BVI Corporation Company     Secretary              Corporate Services                CITCO Building,
   Limited                                            Corporation                       Wickhams Cay
                                                                                        Road Town, Tortola
                                                                                        British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 25 of 29 Pages




                                                                       EXHIBIT B

                                 RICHEMONT S.A.



                                      Position
       Name                         with Company              Occupation                 Principal Address
       ----                         ------------              ----------                 -----------------
   Johann P. Rupert                 Executive Chairman    Business Executive,            Rupert International
                                                          Rupert International           (Pty) Ltd
                                                          p.l.c.                         Alexander Street 34
                                                                                         Stellenbosch 7600
                                                                                         Republic of South Africa

   Eloy Michotte                    Executive Director    Business Executive,            15 Hill Street
                                                          Richemont                      London W1X 7FB
                                                          International Ltd.             England

   Jan du Plessis                   Finance Director      Business Executive,            Denham Place
                                                          Rothmans International         Village Road
                                                          p.l.c.                         Denham Uxbridge
                                                                                         Middlesex UB9 5BL
                                                                                         England

   Alan G. Quasha                   Director              Business Executive,            127 East 73rd Street
                                                          Quadrant Management, Inc.      New York, NY  10021

   Howard M.S. Tanner               Executive Director    Business Executive,            15 Hill Street
                                                          Richemont                      London  W1X 7FB
                                                          International Ltd.             England

   Joseph Kanoui                    Executive Director    Business Executive,            6 Boulevard
                                                          Vendome Luxury Group, SA       James-Fazy
                                                                                         1201 Geneva Switzerland

   Jean-Paul Aeschimann             Director              Attorney, Lenz & Staehlin      Grand Rue 25
                                                                                         1204 Geneva Switzerland

   Rene Gerber                      Director              Business Executive, Edesa      Kreuzstrasse 26
                                                          Management AG                  8008 Zurich Switzerland

CUSIP NO. 412552-10-1             13D                        Page 26 of 29 Pages




                                                                       EXHIBIT B

                       COMPAGNIE FINANCIERE RICHEMONT AG



                                      Position
       Name                         with Company              Occupation                 Principal Address
       ----                         ------------              ----------                 -----------------
   Dr. Nikolaus Senn                Chairman of the       Banker, Union Bank of          Bahnhofstrasse 45
                                    Board of Directors    Switzerland                    8001 Zurich Switzerland

   Jean-Paul Aeschimann             Deputy Chairman of    Attorney, Lenz & Staehlin      Grand Rue 25
                                    the Board of                                         1204 Geneva
                                    Directors                                            Switzerland

   Johann P. Rupert                 Managing Director     Business Executive, Rupert     Rupert International
                                                          International (Pty) Ltd        (Pty) Ltd
                                                                                         Alexander Street 34
                                                                                         Stellenbosch 7600
                                                                                         Republic of South Africa

   Jan du Plessis                   Finance Director      Business Executive,            Denham Place
                                                          Rothmans International         Village Road
                                                          p.l.c.                         Denham Uxbridge
                                                                                         Middlesex UB9 5BL
                                                                                         England

   Dr. Max Ehrbar                   Director              Attorney, Private Practice     Kreuzstrasse 26
                                                                                         8008 Zurich Switzerland

   Joseph Kanoui                    Director              Business Executive,            6 Boulevard James
                                                          Vendome Luxury Group SA        Fazy
                                                                                         1201 Geneva
                                                                                         Switzerland

   Rene Gerber                      Director              Business Executive, Edesa      Kreuzstrasse 26
                                                          Management AG                  8008 Zurich Switzerland

   Lord Swaythling                  Director              Chairman, Rothmans             15 Hill Street
                                                          International p.l.c.           London W1X 7FB
                                                                                         England

   Yves-Andre Istel                 Director              Vice Chairman Rothschild,      1251 Avenue of the Americas,
                                                          Inc.                           51st Floor
                                                                                         New York, NY  10020

CUSIP NO. 412552-10-1             13D                        Page 27 of 29 Pages




                                                                       EXHIBIT B

                          COMPAGNIE FINANCIERE EHRBAR



                                      Position
       Name                         with Company              Occupation                 Principal Address
       ----                         ------------              ----------                 -----------------
   Dr. Max Ehrbar                   Managing Partner      Attorney, Private Practice     Kreuzstrasse 26
                                                                                         8008 Zurich Switzerland

   Johann P. Rupert                 Managing Partner      Business Executive,            Rupert Interational (Pty) Ltd
                                                          Rupert International           Alexander Street 34
                                                          (Pty) Ltd                      Stellenbosch 7600
                                                                                         Republic of South Africa

CUSIP NO. 412552-10-1             13D                        Page 28 of 29 Pages




                                                                       EXHIBIT B

                               EVANSVILLE LIMITED



                                 Position
       Name                    with Company               Occupation                    Principal Address
       ----                    ------------               ----------                    -----------------
   F.M.C. Limited              Director               Corporate Director                P.O. Box 438
                                                                                        Road Town, Tortola
                                                                                        British Virgin Islands

   S.C.S. Limited              Director               Corporate Director                P.O. Box 438
                                                                                        Road Town, Tortola
                                                                                        British Virgin Islands

   Integro Trust               Secretary              Corporate Agent                   P.O. Box 438
   (BVI) Limited                                                                        Road Town, Tortola
                                                                                        British Virgin Islands

CUSIP NO. 412552-10-1             13D                        Page 29 of 29 Pages




                                                                       EXHIBIT B

                         PHYLLIS QUASHA REVOCABLE TRUST



                                 Position
       Name                    with Company               Occupation                   Principal Address
       ----                    ------------               ----------                   -----------------
   Bermuda Trust               Corporate Trustee      Corporate Trustee                Bank of Bermuda
   Company Limited                                                                     Front Street
                                                                                       Hamilton, Bermuda
                                                                                       HM11

   Phyllis G. Quasha           Settlor                Private Investor                 Flat 6,
                                                                                       31 Pont Street
                                                                                       London SW1, England